Exhibit 99.1

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT is dated November 12, 2013 between the undersigned (“Buyer”) and Parametric Sound Corporation, a Nevada corporation having a principal place of business at 13771 Danielson Street, Suite L, Poway, California 92064 (the “Company”), whereby the parties agree as follows:

1. Subscription. Buyer, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase the number of shares of Common Stock, par value $0.001 per share (the “Shares”), at the per share purchase price and aggregate purchase price (the “Purchase Price”) as set forth on the signature page hereto, and the Company, intending to be legally bound, hereby agrees to issue and sell the Shares to Buyer.

2. Purchase and Sale of Shares. The offering and sale of the Shares (the “Offering”) are being made pursuant to (a) an effective Registration Statement on Form S-3 (File No. 333-188389) (the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), including the prospectus contained therein (the “Base Prospectus”), which relates, among other things, to the Shares and the sale thereof from time to time in accordance with Rule 415 under the Securities Act, and (b) a prospectus supplement (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Shares and terms of the Offering that will be filed with the Commission and delivered to Buyer (or made available to Buyer by the filing by the Company of an electronic version thereof with the Commission) no later than the second business day following the date of this Agreement.

3. Closing. The Company agrees to issue and sell to Buyer and Buyer agrees to purchase the Shares at a closing to take place at the offices of the Company, or such other place as Buyer and the Company shall mutually agree, including by way of the exchange of facsimile or “pdf” copies of signatures (the “Closing”), no later than the third Trading Day (as such term is defined below) following the date hereof (the “Closing Date”). At the Closing, the Company shall deliver instructions to the Company’s transfer agent to issue the Shares as of the Closing Date and deliver via the Depository Trust Company Deposit Withdrawal Agent Commission System (“DWAC”) the Shares, registered in the name of Buyer, against delivery of the Purchase Price, which shall be paid by Buyer at the Closing by wire transfer of immediately available funds to the account set forth on Schedule I hereto. The term “Trading Day” means a day on which the principal NASDAQ Capital Market is open for trading.

Prior to the Closing, Buyer shall direct the broker-dealer at which the account or accounts to be credited with the Shares being purchased by Buyer are maintained, which broker/dealer shall be a DTC participant, to set up a DWAC instructing the Company’s transfer agent, to credit such account or accounts with the Shares by means of an electronic book-entry delivery. Simultaneously with the delivery to the Company by Buyer of the Purchase Price at Closing, the Company shall direct its transfer agent to credit Buyer’s account or accounts with the Shares pursuant to the information contained in the DWAC (as specified by Buyer on the Investor Questionnaire annexed hereto as Exhibit A).

4. Closing Conditions.

(a) The obligations of the Company hereunder are subject to the following conditions being met: (i) the accuracy in all material respects as of the date hereof of the representations and warranties by Buyer contained herein; and (ii) the delivery by Buyer of the Purchase Price to the Company for the Shares as set forth herein on the Closing Date.

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(b) The obligations of Buyer hereunder are subject to the following conditions being met: (i) the accuracy in all material respects as of the date hereof of the representations and warranties by the Company contained herein; (ii) the delivery by the Company to Buyer of the Base Prospectus and Prospectus Supplement (which may be delivered in accordance with Rule 172 under the Securities Act); and (iii) the delivery by the Company to Buyer of a copy of the irrevocable instructions to the Company’s transfer agent instructing the transfer agent to deliver on an expedited basis via DWAC the number of Shares subscribed for, registered in the name of Buyer.

5. Representations and Warranties of the Company.

(a) The Company is a corporation, duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action required on the part of the Company, and no other proceedings on the part of the Company are necessary to authorize this Agreement or for the Company to perform its obligations under this Agreement. This Agreement constitutes the lawful, valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

(b) The Shares, when issued, sold and delivered in accordance with the terms hereof for the Purchase Price, will be duly and validly authorized and issued, fully paid and nonassessable and free of restrictions on transfer other than the applicable state and federal securities laws.

(c) The Registration Statement is in full force and effect and no cease and desist order or other suspension of the Registration Statement exists, has been imposed or, to the knowledge of the Company is threatened by the Commission.

6. Representations and Warranties of Buyer. As of the date hereof, Buyer hereby represents and warrants to the Company that:

(a) Buyer has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action required on the part of Buyer, and no other proceedings on the part of Buyer are necessary to authorize this Agreement or for Buyer to perform its obligations under this Agreement. This Agreement constitutes the lawful, valid and legally binding obligation of Buyer, enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

(b) Buyer has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Base Prospectus which is a part of the Registration Statement, and the documents incorporated by reference therein (collectively, the “Disclosure Package”), prior to or in connection with the execution of this Agreement. Such information may be provided to Buyer by any means permitted under the Act, including the Prospectus Supplement, a free writing prospectus and oral communications.

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(b) Buyer (i) is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and investments in comparable companies and has reviewed such information and made such inquiries regarding the Company and the purchase of the Shares as he has deemed appropriate and (ii) in connection with his decision to purchase the Shares, has received (or had full access to) and is relying only upon the Disclosure Package and the documents incorporated by reference therein.

(c) Buyer understands that nothing in this Agreement, the Disclosure Package or any other materials presented to Buyer in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Buyer has consulted such legal, tax and investment advisors and made such investigations as he, it his sole discretion, has deemed necessary or appropriate in connection with his purchase of the Shares.

(d) Buyer is not a registered broker-dealer or member of FINRA or an affiliate of any of the foregoing. No person or entity acting on behalf of, or under the authority of, Buyer is or will be entitled to any broker’s, finder’s, or similar fees or commission payable by the Company.

(e) Since the date on which the Company and its representatives first contacted Buyer regarding the Offering, Buyer has not disclosed any information regarding the Offering to any third parties (other than its legal, accounting and other advisors) and has not engaged in any purchases or sales of the securities of the Company (including, without limitation, any “Short Sales” (as defined herein) involving the Company’s securities). Buyer agrees that it will not use any of the Shares acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws. For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

7. Miscellaneous. This Agreement may be executed in counterparts, each of which, when executed, shall be deemed an original but all of which, taken together, shall constitute one and the same Agreement. Delivery of an executed copy of a signature page to this Agreement by facsimile or “pdf” transmission shall be as effective as delivery of a manually executed copy of this Agreement and shall be as effective and enforceable as the original. This Agreement constitutes the entire agreement between the Company and Buyer with respect to the matters covered hereby and supersedes all prior agreements and understanding with respect to such matters between the Company and Buyer. This Agreement may not be modified except in writing signed by each of the parties hereto.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the date first written above.

SELLER:

By: /s/ James A. Barnes
Name: James A. Barnes
Title: Chief Financial Officer, Secretary and Treasurer

BUYER:

By: /s/ Eric Marshall
Name: Eric Marshall
Title: Co-Manager of Hodges Small Cap Fund

Address for Notices: 2905 Maple Avenue, Dallas, Texas 75201

Number of Shares: 364,286
Total Subscription Amount: $5,100,004.00

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